                                                             EXHIBIT (a)(1)(iii)

                          FORM OF LETTER OF TRANSMITTAL

                              LETTER OF TRANSMITTAL

                             REGARDING COMMON SHARES
                                       OF

                        MORGAN STANLEY PRIME INCOME TRUST

                   TENDERED PURSUANT TO THE OFFER TO PURCHASE
                             DATED FEBRUARY 18, 2004

     THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT NEW YORK CITY
          TIME ON FRIDAY, MARCH 19, 2004, UNLESS THE OFFER IS EXTENDED

                               TO THE DEPOSITARY:
                              MORGAN STANLEY TRUST

               BY MAIL:                     BY HAND DELIVERY OR COURIER:

          Morgan Stanley Trust                Morgan Stanley Trust
              P.O. Box 984                 Harborside Financial Center
          Jersey City, NJ 07303                     Plaza Two
                                              Jersey City, NJ 07311
                                           Attn: Morgan Stanley Prime
                                                  Income Trust

                         FOR DELIVERY INFORMATION CALL:
                           (800) 869-NEWS extension 0

        DESCRIPTION OF COMMON SHARES TENDERED (SEE INSTRUCTIONS 3 AND 4)

NAME(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)
(PLEASE FILL IN EXACTLY THE NAME(S) IN WHICH                              COMMON SHARES TENDERED
COMMON SHARES ARE REGISTERED)                                    (ATTACH ADDITIONAL SCHEDULE IF NECESSARY)
--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NO. OF COMMON
                                                     CERTIFICATE NO.(S)*        NO. OF COMMON SHARES*    SHARES TENDERED**
                                                   -----------------------------------------------------------------------




                                                   Total Common Shares
Account No.                                        Tendered

 *   If Common Shares are not evidenced by certificates please write "None."
** To be completed by all tendering shareholders, whether or not your Common Shares are evidenced by certificates. If you desire to tender fewer than all Common Shares held in your account or evidenced by a certificate listed above, please indicate in this column the number you wish to tender. Otherwise all Common Shares evidenced by such certificate or held in your account will be deemed to have been tendered.

                                    IMPORTANT

     YOU SHOULD NOT COMPLETE THE LETTER OF TRANSMITTAL IF YOU ARE TENDERING
          COMMON SHARES THROUGH YOUR MORGAN STANLEY FINANCIAL ADVISOR.

     DELIVERY TO AN ADDRESS OTHER THAN THAT SHOWN ABOVE DOES NOT CONSTITUTE VALID DELIVERY.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Gentlemen:

     The undersigned hereby tenders to the Morgan Stanley Prime Income Trust, a non-diversified, closed-end management investment company organized as a Massachusetts business trust (the "Trust") under the former name "Allstate Prime Income Trust," the above-described common shares of beneficial interest, par value $.01 per share, of the Trust (the "Common Shares"), at a price (the "Purchase Price") equal to the net asset value per Common Share ("NAV") computed as of 4:00 P.M. New York City time on the Expiration Date (as defined in the Offer to Purchase) in cash, upon the terms and conditions set forth in the Offer to Purchase, dated February 18, 2004, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer"). An Early Withdrawal Charge (as defined in the Offer to Purchase) will be imposed on most Common Shares accepted for payment that have been held for four years or less.

     Subject to and effective upon acceptance for payment of the Common Shares tendered hereby in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Trust all right, title and interest in and to all Common Shares tendered hereby that are purchased pursuant to the Offer and hereby irrevocably constitutes and appoints Morgan Stanley Trust (the "Depositary") as attorney-in-fact of the undersigned with respect to such Common Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Common Shares or transfer ownership of such Common Shares on the Trust's books, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of the Trust, upon receipt by the Depositary, as the undersigned's agent, of the NAV per Common Share with respect to such Common Shares; (b) present certificates for such Common Shares, if any, for cancellation and transfer on the Trust's books; (c) deduct from the Purchase Price deposited with the Depositary the applicable Early Withdrawal Charge and remit such charge to Morgan Stanley Investment Advisors Inc., and (d) receive all benefits and otherwise exercise all rights of beneficial ownership of such Common Shares, subject to the next paragraph, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that: (a) the undersigned "owns" the Common Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and has full power and authority to validly tender, sell, assign and transfer the Common Shares tendered hereby; (b) when and to the extent the Trust accepts the Common Shares for purchase, the Trust will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim; (c) on request, the undersigned will execute and deliver any additional documents the Depositary or the Trust deems necessary or desirable to complete the assignment, transfer and purchase of the Common Shares tendered hereby; and (d) the undersigned has read and agrees to all of the terms of the Offer.

     The names and addresses of the registered owners should be printed, if they are not already printed above, as they appear on the registration of the Common Shares. The certificate numbers, if any, and the number of Common Shares that the undersigned wishes to tender should be indicated in the appropriate boxes.

     The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Trust may terminate or amend the Offer or may not be required to purchase any of the Common Shares tendered hereby. In any such event, the undersigned understands that certificate(s) for any Common Shares not purchased, if any, will be returned to the undersigned at the address indicated above unless otherwise indicated under the Special Payment Instructions or Special Delivery Instructions below. The undersigned recognizes that the Trust has no obligation, pursuant to the Special Payment Instructions, to transfer any Common Shares from the name of the registered owner thereof if the Trust purchases none of such Common Shares.

     The undersigned understands that acceptance of Common Shares by the Trust for payment will constitute a binding agreement between the undersigned and the Trust upon the terms and subject to the conditions of the Offer.

     The check for the Purchase Price of the tendered Common Shares purchased, minus any applicable Early Withdrawal Charge, will be issued to the order of the undersigned and mailed to the address indicated above unless otherwise indicated under the Special Payment Instructions or the Special Delivery Instructions below. Shareholders tendering Common Shares shall be entitled to receive all dividends declared on or before the Expiration Date, but not yet paid, on Common Shares tendered pursuant to the Offer. The Trust will not pay interest on the Purchase Price under any circumstances.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (See Instructions 4, 5, 6 and 7)

     To be completed ONLY if certificates for Common Shares not tendered or not purchased and/or any checks are to be issued in the name of or sent to someone other than the undersigned.

     Issue:    / / check
               / / certificates to:

     Name(s) _________________________________________
                         (Please Print)

     Address _________________________________________

     _________________________________________________
                    (Include Zip Code)

     _________________________________________________
                 (Taxpayer Identification or
                  Social Security Number(s))

                          SPECIAL DELIVERY INSTRUCTIONS
                           (See Instructions 4 and 7)

     To be completed ONLY if certificates for Common Shares not tendered or not purchased and/or any checks issued in the name of the undersigned are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

     Mail:    / / check
              / / certificates to:

     Name(s) _________________________________________
                         (Please Print)

     Address _________________________________________

     _________________________________________________
                    (Include Zip Code)

     _________________________________________________
                 (Taxpayer Identification or
                  Social Security Number(s))

                            SHAREHOLDER(S) SIGN HERE
                           (See Instructions 1 and 5)
                (Please see Substitute Form W-9 on Reverse Side)

Must be signed by registered owner(s) exactly as registered or by person(s) authorized to become registered owner(s) by documents transmitted with the Letter of Transmittal. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth the full title. See Instruction 5.

     ___________________________________________________________________________

     ___________________________________________________________________________
                (SIGNATURE(S) OF OWNER(S) EXACTLY AS REGISTERED)

     Dated ____________________________________________________________ , 20____

     NAME(S) ___________________________________________________________________

     ___________________________________________________________________________
                                 (PLEASE PRINT)

     ___________________________________________________________________________
                (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))

     Area Code and Daytime Telephone Number (   )_______________________________

                            GUARANTEE OF SIGNATURE(S)
                           (See Instructions 1 and 5)

     Authorized Signature ______________________________________________________

     Name ______________________________________________________________________
                                 (PLEASE PRINT)

     Title _____________________________________________________________________

     Name of Firm ______________________________________________________________

     Address ___________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________
                               (INCLUDE ZIP CODE)

     ___________________________________________________________________________

     Area Code and Telephone Number_____________________________________________

     Dated:
     __________________________________________________________________ , 20____

                                  INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. If the Letter of Transmittal is signed by the registered owner of the Common Shares, the payment of the Purchase Price is to be sent to the registered owner of the Common Shares and to the address shown in the Common Share registration, unless such owner has completed the box entitled either "Special Payment Instructions" or "Special Delivery Instructions" above, no signature guarantee is required. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an eligible guarantor acceptable to the Depositary (an "Eligible Guarantor") (shareholders should contact the Depositary for a determination as to whether a particular institution is an Eligible Guarantor).

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be used only if you do not have a brokerage account at Morgan Stanley DW Inc. or you desire to effect the tender offer transaction yourself. A properly completed and duly executed Letter of Transmittal or manually signed facsimile of it, any certificates representing Common Shares tendered and any other documents required by this Letter of Transmittal should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be received by the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase).

     THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR COMMON SHARES, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

     The Trust will not accept any alternative, conditional or contingent tenders. All tendering shareholders, by execution of this Letter of Transmittal (or a manually signed facsimile of it), waive any right to receive any notice of the acceptance of their tender.

     3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Common Shares Tendered" is inadequate, the certificate numbers, if any, and number of Common Shares should be listed on a separate signed schedule attached hereto.

     4. PARTIAL TENDERS AND UNPURCHASED SHARES. If fewer than all of the Common Shares evidenced by any certificate submitted are to be tendered, fill in the number of Common Shares which are to be tendered in the column entitled "No. of Common Shares Tendered." In such case, if any tendered Common Shares are purchased, a new certificate for the remainder of the Common Shares evidenced by your old certificate(s) will be issued and sent to the registered owner, unless otherwise specified in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as soon as practicable after the Expiration Date of the Offer. All Common Shares represented by certificates listed and delivered to the Depositary are deemed to have been tendered unless otherwise indicated.

     5.   SIGNATURES ON LETTER OF TRANSMITTAL, AUTHORIZATIONS AND ENDORSEMENTS.

     (a) If this Letter of Transmittal is signed by the registered owner(s) of the Common Shares tendered hereby, the signature(s) must correspond exactly with the name(s) in which the Common Shares are registered.

     (b) If the Common Shares are held of record by two or more joint owners, each such owner must sign this Letter of Transmittal.

     (c) If any tendered Common Shares are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or manually signed facsimiles of it) as there are different registrations of Common Shares.

     (d) When this Letter of Transmittal is signed by the registered owner(s) of the Common Shares listed and transmitted hereby, no endorsements of any certificate(s) representing such Common Shares or separate authorizations are required. If, however, payment is to be made to a person other than the registered owner(s) or any certificates for unpurchased Common Shares are to be issued to a person other than the registered owner(s), then the Letter of Transmittal and, if applicable, the certificate(s) transmitted hereby, must be endorsed or accompanied by appropriate authorizations, in either case signed exactly as such name(s) appear on the registration of the Common Shares and on the face of the certificate(s) and such endorsements or authorizations must be guaranteed by an Eligible Guarantor. See Instruction 1.

     (e) If this Letter of Transmittal or any certificates or authorizations are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Trust of their authority so to act.

     6. TRANSFER TAXES. The Trust will pay all share transfer taxes, if any, payable on the transfer to it of Common Shares purchased pursuant to the Offer. If, however, (a) payment of the Purchase Price is to be made to any person other than the registered owner(s), (b) (in the circumstances permitted by the Offer) unpurchased Common Shares are to be registered in the name(s) of any person other than the registered owner(s) or (c) tendered certificates are registered in the name(s) of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered owner(s) or such other persons) payable on account of the transfer to such person(s) will be deducted from the Purchase Price by the Depositary unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If certificates for unpurchased Common Shares and/or checks are to be issued in the name of a person other than the signer of this Letter of Transmittal or if such certificates and/or checks are to be sent to someone other than the signer of this Letter of Transmittal or to the signer at a different address, the captioned boxes "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed.

     8. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tender of Common Shares will be determined by the Trust in its sole discretion, whose determination shall be final and binding on all parties. The Trust reserves the absolute right to reject any or all tenders determined by it not to be in appropriate form or the acceptance of or payment for any Common Shares which may, in the opinion of the Trust's counsel be unlawful. The Trust also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in tender of any particular Common Shares or any particular shareholder, and the Trust's interpretations of the terms and conditions of the Offer (including these instructions) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Trust shall determine. Tendered Common Shares will not be accepted for payment unless all defects and irregularities have either been cured within such time or waived by the Trust. None of the Trust, Morgan Stanley DW Inc., the Depositary, or any other person shall be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

     9. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to Morgan Stanley Investment Advisors Inc., 1221 Avenue of the Americas, New York, NY 10020, or by telephone
(800) 869-NEWS extension 0. Additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from Morgan Stanley Trust, (by mail) P.O. Box 984, Jersey City, NJ 07303 or (by hand delivery or courier) Harborside Financial Center, Plaza Two, Jersey City, NJ 07311 or by telephone (800) 869-NEWS extension 0.

     10. SUBSTITUTE FORM W-9. Each tendering shareholder who has not already submitted a completed and signed Substitute Form W-9 to the Trust is required to provide the Depositary with a correct taxpayer identification number ("TIN") on Substitute Form W-9 which is provided under "Important Tax Information" below, and to indicate that the shareholder is not subject to backup withholding by checking the box in Part 2 of the form. Failure to provide the information on the form or to check the box in Part 2 of the form may subject the tendering shareholder to 28% backup withholding on the payments made to the shareholder or other payee with respect to Common Shares purchased pursuant to the Offer. The box in Part 3 of the Form may be checked if the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN within sixty (60) days, the Depositary will withhold 28% on all such payments thereafter until a TIN is provided to the Depositary.

     11. WITHHOLDING ON FOREIGN SHAREHOLDERS. The Depositary will withhold federal income taxes equal to 30% of the gross payments payable to a foreign shareholder unless the Depositary determines that a reduced rate of withholding or an exemption from withholding is applicable. For this purpose, a foreign shareholder is any shareholder that is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, (iii) any estate the income of which is subject to U.S. federal income taxation regardless of the source of such income or (iv) a trust, if a U.S. Court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons (as defined in the Code) has the authority to control all substantial decisions of the trust or if it has made a valid election under U.S. Treasury regulations to be treated as a domestic trust. The Depositary will determine a shareholder's status as a foreign shareholder and eligibility for a reduced rate of, or an exemption from, withholding by reference to the shareholder's address and to any outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding unless facts and circumstances indicate that reliance is not warranted. A foreign shareholder who has not previously submitted the appropriate certificates or statements with respect to a reduced rate of, or an exemption from, withholding for which such shareholder may be eligible should consider doing so in order to avoid overwithholding. A foreign shareholder may be eligible to obtain a refund of tax withheld if such shareholder meets one of the three tests for capital gain or loss treatment described in Section 15 of the Offer to Purchase or is otherwise able to establish that no tax or a reduced amount of tax was due.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE OF IT (TOGETHER WITH ANY CERTIFICATES FOR COMMON SHARES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY ON OR BEFORE THE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION

     Under federal income tax law, a shareholder whose tendered Common Shares are accepted for payment is required by law to provide the Depositary with such shareholder's correct TIN on Substitute Form W-9 below. If the Depositary is not provided with a certified TIN, the Internal Revenue Service may subject the shareholder or other payee to a $50 penalty. In addition, payments that are made to such shareholder or other payee with respect to Common Shares purchased pursuant to the Offer may be subject to backup withholding.

     Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the shareholder must submit a Form W-8 BEN, Form W-8ECI or other similar form, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 BEN or Form W-8ECI can be obtained from the Depositary. See the enclosed "Guidelines for Certificate of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     If backup withholding applies, the Depositary is required to withhold 28% of any such payments made to the shareholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments made to a shareholder or other payee with respect to Common Shares purchased pursuant to the Offer, the shareholder who has not already submitted a completed and signed Substitute Form W-9 to the Trust is required to notify the Depositary of the shareholder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN) and that such shareholder is a U.S. person (including a U.S. resident alien) and:

          (a)   the shareholder is exempt from backup withholding,

          (b) the shareholder has not been notified by the Internal Revenue Service that the shareholder is subject to backup withholding as a result of failure to report all interest or dividends; or

          (c) the Internal Revenue Service has notified the shareholder that the shareholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The shareholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Common Shares. If the Common Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

                       PAYER'S NAME: MORGAN STANLEY TRUST

                                Part 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT            Social Security Number
                                RIGHT AND CERTIFY BY SIGNING AND DATING             OR_____________________________
SUBSTITUTE                      BELOW.                                                   Employer Identification
FORM W-9                                                                                        Number

Department of the Treasury      Part 2--Check the box if you are a U.S. person (including a U.S.
Internal Revenue Service        resident alien) and you are NOT subject to backup withholding under the provisions of Section 3406(a)(1)(C) of the Internal Revenue Code
                                because (1) you are exempt from backup withholding, (2) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (3) the Internal
                                Revenue Service has notified you that you are no longer subject to backup withholding. / /

                                CERTIFICATION--UNDER PENALTIES OF PERJURY, I CERTIFY       Part 3
PAYER'S REQUEST FOR TAXPAYER    THAT THE INFORMATION PROVIDED ON THIS FORM IS
IDENTIFICATION NUMBER ("TIN")   TRUE,  CORRECT, AND COMPLETE.
                                SIGNATURE_____________________ DATE_________________         Awaiting TIN / /

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                        IN PART 3 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within sixty (60) days, 28% of all reportable payments made to me thereafter will be withheld until I provide a number.

______________________________________   _______________________________________
            SIGNATURE                                   DATE